SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ____)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION
(Name of Registrant as Specified In Its Charter)

——————————————————————————————
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

February 15, 2002

     The Annual Meeting of the Stockholders of Northern Technologies International Corporation, a Delaware corporation (the “Company”), will be held at Northern Technologies International Corporation Headquarters, 6680 North Highway 49, Lino Lakes, Minnesota 55014, beginning at 11:00 a.m., local time, on Friday, February 15, 2002, for the following purposes:

1.	To elect ten persons to serve as directors until the next annual meeting of the stockholders or until their respective successors shall be elected and qualified;

2.	To approve the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending August 31, 2002; and

3.	To transact such other business as may properly come before the meeting.

     The record date for determination of stockholders entitled to notice of and to vote at the meeting and any adjournments thereof is the close of business on December 18, 2001.

     Whether or not you expect to attend the meeting in person, please complete, sign, date and promptly return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States.

By Order of the Board of Directors /s/ Tiffany M. Swann Tiffany M. Swann Corporate Secretary

December 1, 2001 Lino Lakes, Minnesota

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION
6680 N. Highway 49
Lino Lakes, Minnesota 55014

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

February 15, 2002

INTRODUCTION

     The Annual Meeting of the Stockholders of Northern Technologies International Corporation (the “Company”) will be held at Northern Technologies International Corporation Headquarters, 6680 North Highway 49, Lino Lakes, Minnesota 55014, beginning at 11:00 a.m., local time, on Friday, February 15, 2002, or at any adjournments thereof (the “Annual Meeting”), for the purposes set forth in the Notice of Meeting.

     A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The cost of soliciting proxies, including the preparation, assembly and mailing of proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company’s common stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph or personal conversation. The Company may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of the Company’s common stock.

     Any stockholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting either by giving written notice of such revocation to the Secretary of the Company, by filing a duly executed proxy bearing a later date with the Secretary of the Company or by appearing at the Annual Meeting and filing written notice of revocation with the Secretary of the Company prior to use of the proxy. Proxies will be voted as specified by stockholders. Proxies that are signed by stockholders but that lack any such specification will be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the election as directors of the nominees for directors listed in this Proxy Statement.

     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING.

     The Company expects that this proxy material will first be mailed to stockholders on or about December 1, 2001.

VOTING OF SHARES

     Only holders of the Company’s common stock, $.02 par value (the “Common Stock”), of record at the close of business on December 18, 2001 will be entitled to vote at the Annual Meeting. On November 9, 2001, the Company had 3,689,551 outstanding shares of Common Stock, each such share entitling the holder thereof to one vote on each matter to be voted on at the Annual Meeting. The holders of a majority of the shares entitled to vote and represented in person or by proxy at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. In general, shares of Common Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a “broker non-vote” on a matter (i.e., a card returned by a broker because voting instructions have not been received and the broker has no discretionary authority to vote). Holders of shares of Common Stock are not entitled to cumulate voting rights.

     The election of a nominee for director requires the approval of a plurality of the votes of the shares present and entitled to vote in person or by proxy and the approval of the other proposals described in this Proxy Statement requires the approval of a majority of the votes of the shares present and entitled to vote in person or by proxy on that matter (and at least a majority of the minimum number of votes necessary for a quorum to transact business at the Annual Meeting). Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against the matter. Shares represented by a proxy card including any broker non-vote on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved.

ELECTION OF DIRECTORS

Nomination

     The Bylaws of the Company, as amended, provide that the Board of Directors (the “Board”) shall consist of up to ten members. The Board has nominated the ten persons listed in this Proxy Statement to serve as directors of the Company until the next regular meeting of stockholders or until their successors are elected and qualified. All nominees, other than Dr. Mehmet A. Gencer, are current Board members.

     Assuming a quorum is represented at the Annual Meeting, either in person or by proxy, the election of each director requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy at the Annual Meeting. The Board recommends a vote FOR the election of each of the nominees listed in this Proxy Statement. The Board intends to vote the proxies solicited on its behalf for the election of each of the nominees as directors. If prior to the Annual Meeting the Board should learn that any of the nominees will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies may be cast for another nominee to be designated by the Board to fill such vacancy, unless the stockholder indicates to the contrary on the proxy. Alternatively, the proxies may, at the Board’s discretion, be voted for such fewer nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

Information About Nominees

     The following table sets forth certain information as of November 9, 2001, which has been furnished to the Company by each person who has been nominated by the Board to serve as a director for the ensuing year.

Name	Age	Principal Occupation	Director Since
Philip M. Lynch	65	Co-Chief Executive Officer and Chairman of	1979
		the Board of the Company and Executive Vice
		President of Inter Alia Holding Company

Dr. Donald A. Kubik	61	Vice Chairman and Chief Technology Officer of	1995
		the Company

Richard G. Lareau	73	Partner of Oppenheimer Wolff & Donnelly LLP	1980

Prof. Milan R. Vukcevich	64	Chief Scientist Research and Development of	1995
		Bicron Saint-Gobain Industrial Ceramics

Haruhiko Rikuta	36	Corporate Officer of Taiyonic Limited and	1997
		President of NTI ASEAN, LLC

Mrs. Ursula Kiel-Dixon	48	Director, Head of Corporate Department	2001
		Foreign Organization of ThyssenKrupp A.G.

Prof. Aradhna Krishna	40	Professor of Marketing, University of Michigan	2001
		Business School

Mark J. Stone	43	President, Petrus International, Inc.	2001

Stephan C. Taylor	54	President and Co-founder of Taylor Packaging	2001
		and Manager of Zerust (U.K.) Ltd.

Dr. Mehmet A. Gencer	49	Founder and President of Atagencer LLC,	*
		Akron, Ohio

*	First time nominee to Board

Other Information About Nominees

     Mr. Lynch has been Executive Vice President of Inter Alia Holding Company, a financial and management consulting firm, for more than five years. Mr. Lynch is also a member of the Board of Directors of Fosbel S.A., Headquartered in Brussels, Belgium (operating in North America, South America, Asia and in 17 Western and three Eastern European countries). Fosbel S.A. is itself a joint venture between Glaverbel S.A., (Bruxelles), a leading Belgian glass manufacturing company and an affiliate of Asahi Glass Co., Ltd., and Cinven Limited, an English Financial Institution.

     Dr. Kubik has been employed by the Company since 1978, was named Vice Chairman in September 1999. Dr Kubik served as Vice President of the Company from 1979 to September 1999, and was Treasurer of the Company from 1998 to September 1999. Dr. Kubik was appointed Vice Chairman in September 1999, and is a member of the Executive Committee, which served as Co-Chief Executive Officer of the Company from September 1999 to May 2000. During his employment as Chief Technology Officer with the Company, Dr. Kubik has been responsible for developing the patent that led to the Company’s introduction of protective plastic film and paper products incorporating volatile corrosion inhibitors. Prior to joining the Company, Dr. Kubik held a research and development position with 3M Company.

     Mr. Lareau has been a partner at the law firm of Oppenheimer Wolff & Donnelly LLP for more than five years. Mr. Lareau also serves as a trustee of Mesabi Trust, a New York Stock Exchange listed royalty trust.

     Prof. Vukcevich is a professor of Material Sciences at the University of Arizona. He is recently retired from his position as Chief Scientist Research and Development of Bicron Saint-Gobain Industrial Ceramics. GE Lighting employed Prof. Vukcevich from 1973 to 1995, holding various positions including Chief Scientist, Manager of Metallurgical Engineering and Coordinator of International Research and Development in Materials Science.

     Mr. Rikuta, a citizen of Japan, has been president of Taiyo Petroleum Gas Co. Ltd. since July 2001. Prior to that he was the manager of the ZERUST Department, from February 1993 to 2001. From August 1991 to January 1993, Mr. Rikuta served as a Sales Representative of the Company. Mr. Rikuta received a B.A. degree in Economics from Seijo University in Tokyo, Japan in March 1989. In May 1991, Mr. Rikuta received a B.A. degree in International Relations from the University of Wisconsin in Milwaukee, Wisconsin.

     Mrs. Ursula Kiel-Dixon, a German citizen, has been Director, Head of Corporate Department Foreign Organization with ThyssenKrupp A.G., Germany since November 1999. Previously, Mrs. Kiel-Dixon served as Head of Department, Sales and M&A Strategy with Krupp Thyssen Stainless GmbH, Germany, from October 1997 until October 1999, and as Director, Marketing for Krupp Thyssen Nirosta GmbH, from April 1997 to September 1997. From 1991 to 1997 Mrs. Kiel-Dixon was Deputy Head of Controlling Department with Fried. Krupp A.G. Hoesch-Krupp. Mrs. Kiel-Dixon holds an M.A. in Economics from SUNY at Stony Brook, NY.

     Prof. Aradhna Krishna has been Professor of Marketing at University of Michigan Business School since 2000 and Associate Professor of Marketing at the same institution from 1998 until 2000. Prof. Aradhna Krishna was an Associate Professor of Marketing at Columbia University from 1993 to 1998. She is serving on the Editorial Board of Journal of Marketing Research and Marketing Letters and has been consultant on project sponsored among others by Nielsen, Benetton and Sun Services. Prof. Krishna holds a Ph. D. in Marketing from Graduate School of Business at New York University.

     Mr. Mark J. Stone has been President of Petrus International, Inc. since 1992. Mr. Stone was Director, Marketing & Business Development of Toray Marketing & Sales (America) Inc. from 1986 to 1992. Mr. Stone also served as a director of Aqua Design Inc from 1988–1996. Mr. Stone holds an A.B. from Harvard University.

     Mr. Stephen C. Taylor, a citizen of the U.K., has been managing Taylor Packaging, and Zerust U.K. Ltd., the Company’s joint venture in the U.K. In 1973 Mr. Taylor founded together with his father Taylor Packaging and has assumed various managerial positions since. Mr. Taylor graduated in Education from Bede College, University of Durham, England.

     Dr. Mehmet A. Gencer has been the President and founder of IMET Corporation, Akron, Ohio since 1997. Dr. Gencer was with BF Goodrich Company from 1984 though 1999. While with BF Goodrich Co. he held the positions of Director of Emerging Technologies, Associate Director of Technology and New Business Development, Senior R&D Manager, Environmental Technology Research Manager and Biotechnology Group Senior R&D Engineer. Dr. Gencer obtained his Doctor of Philosophy in Chemical Engineering from Drexel University, Masters of Science in Chemical Engineering from University of Pennsylvania, and Bachelor of Science in Chemical Engineering from Ege University. Dr. Mehmet A. Gencer has been providing consulting services to the Company since September 2001.

Information About the Board and Its Committees

     The business and affairs of the Company are managed by the Board, which held four meetings during the fiscal year ended August 31, 2001. Committees established and maintained by the Board include the Audit Committee and the Compensation Committee.

     The Audit Committee of the Board maintains an active role in communication with the Company’s independent auditors and with the management of the Company. The Audit Committee for fiscal 2001 consisted of Messrs. Lareau, Vukcevich and Stone. The Audit Committee met four times during fiscal 2001. Messrs. Lareau, Vukcevich and Stone will serve as the Audit Committee for fiscal 2002.

     The responsibilities of the Compensation Committee of the Board include setting the compensation for the executive officers of the Company and setting the terms of and grants of awards under the Company’s 1994 Stock Incentive Plan. The Compensation Committee, consisting of Messrs. Rikuta and Vukcevich, met once during fiscal 2001. Messrs. Rikuta and Vukcevich will serve as the Compensation Committee for fiscal 2002.

     The responsibilities of the Strategic Planning Committee of the Board include developing the strategy of the Company and evaluating feasibility of long-term projects of the Company. The Board members serving on the Strategic Planning Committee are Messrs. Kubik, Rikuta, Stone, Taylor, Krishna and Vukcevich. They met three times during fiscal 2001. Messrs. Kubik, Rikuta, Stone, Taylor, Krishna and Vukcevich will serve as the Strategic Planning Committee for fiscal 2002.

     All of the directors of the Company attended 75% or more of the aggregate meetings of the Board and all such committees on which they served during fiscal 2001.

Compensation of Directors

     Directors Fees. Each person who was a non-employee director received an annual retainer of $10,000 in fiscal 2001 for services rendered as a director of the Company. Each non-employee director of the Company further received $1,000 for each Board meeting and Strategic Planning meeting and $500 for each Committee (e.g. Audit and Compensation) meeting attended. The Chairman of the Board does not receive any Board or committee meeting fee. The Company pays the premium on a group insurance policy for the Chairman of the Board.

     Automatic Option Grants to Non-employee Directors. Pursuant to the Company’s 1994 and 2000 Stock Incentive Plan (the “Plan”), each non-employee director of the Company is automatically granted a non-qualified option to purchase 2,000 shares of Common Stock (a “Director Option”) on the first day of each fiscal year in respect of their past year’s services as a non-employee director of the Company. Non-employee directors who are elected or appointed to the Board following the first day of the Company’s fiscal year receive pro-rata portion of 2,000 shares of Common Stock calculated by dividing the number of months remaining in the fiscal year at the time of election or appointment divided by twelve, which options are granted at the end of the relevant fiscal year.

     On September 1, 1997, Messrs. Dworkin, Hahn, Lareau, Lynch and Vukcevich each received a Director Option to purchase 2,000 shares of Common Stock at an exercise price of $12.00 per share; however, these options were returned and cancelled in fiscal 2000.

     On November 19, 1997, Mr. Rikuta received a Director Option to purchase 1,575 shares of Common Stock at an exercise price of $10.625 per share.

     On September 1, 1998, Messrs. Dworkin, Hahn, Lareau, Lynch, Rikuta and Vukcevich each received a Director Option to purchase 2,000 shares of Common Stock at an exercise price of $6.25 per share, and on September 1, 1999, the same individuals each received a Director Option to purchase 2,000 shares of Common Stock at an exercise price of $6.5625 per share. Subsequently, Mr. Lynch returned his September 1, 1999 Director Option to purchase 2,000 shares to the Option Plan. All of such Director Options granted vest in equal one-third installments over a three-year period.

     On November 17, 2000, the Board of Directors approved the automatic option grants as of September 1, 2000 to Messrs. Dworkin, Lareau, Lynch, Rikuta, and Vukcevich each received a Director Option to purchase 2,000 shares of Common Stock at an exercise price of $6.75.

     On February 9, 2001, Messrs. Keil-Dixon, Krishna, Taylor, and Stone each received a Director Option to purchase 1,000 shares of Common Stock at an exercise price of $5.50 per share.

     On November 9, 2001, the Board of Directors approved the automatic option grants as of September 1, 2001 to Messrs. Lareau, Lynch, Rikuta, Vukcevich, Kiel-Dixon, Krishna, Stone, and Taylor each received a Director Option to purchase 2,000 shares of Common Stock at an exercise price of $5.00.

PRINCIPAL STOCKHOLDERS AND BENEFICIAL
OWNERSHIP OF MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company as of November 9, 2001, unless otherwise noted, (a) by each stockholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, (b) by each director, (c) each Named Executive Officer (as defined below under the heading, “Executive Compensation and Other Benefits”) and (d) by all executive officers and directors of the Company as a group.

	Shares of Common Stock Beneficially Owned (1)
Name	Amount		Percent of Class (2)
Inter Alia Holding Company	911,668	(3)	24.7
Elsie F. Gilles	5,200	(4)	*
Dr. Donald A. Kubik	111,341	(5)	3.0
Richard G. Lareau	30,011	(6)	*
Philip M. Lynch	2,668	(7)	*
Haruhiko Rikuta	20,910	(8)	*
Prof. Milan R. Vukcevich	7,265	(9)	*
G. Patrick Lynch	3,700	(10)	*
Irina Roytman	2,650	(11)	*
Tiffany Swann	667	(12)	*
Mark Stone	10,000	(13)	*
Directors and executive officers as a group (11 persons)	1,100,149	(14)	28.0

*	Less than 1%.

(1)	Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group. Unless otherwise noted, all of the shares owned or held by individuals or entities possessing sole voting and investment power with respect to such shares.

(2)	Based on 3,689,551 shares of Common Stock outstanding as of November 9, 2001.

(3)	Includes 911,668 shares held of record by Inter Alia Holding Company, a financial and management consulting firm of which Mr. Philip M. Lynch, the Chairman of the Board of Directors and the Co-Chief Executive Officer of the Company, and Mr. G. Patrick Lynch, President and the Co-Chief Executive Officer of the Company are officers and directors.

(4)	Includes 2,000 shares of Common Stock, which may be acquired within 60 days pursuant to the exercise of options.

(5)	Includes 2,667 shares of Common Stock, which may be acquired within 60 days pursuant to the exercise of options.

(6)	Includes 3,334 shares of Common Stock, which may be acquired within 60 days pursuant to the exercise of options.

(7)	Does not include 911,668 shares held of record or beneficially owned by Inter Alia Holding Company, of which Mr. Philip M. Lynch is an officer and director. Includes 1,334 shares of Common Stock, which may be acquired within 60 days pursuant to the exercise of options.

(8)	Includes 2,001 shares of Common Stock, which may be acquired within 60 days pursuant to the exercise of options.

(9)	Includes 657 shares held jointly with his wife Michelle Vukcevich, and includes 2,001 shares of Common Stock, which may be acquired within 60 days pursuant to the exercise of options.

(10)	Includes 2,000 shares of Common Stock, which may be acquired within 60 days pursuant to the exercise of options. Does not include 911,688 shares held of record or beneficially owned by Inter Alia Holding Company, of which Mr. G. Patrick Lynch is an officer and director.

6

(11)	Includes 350 shares held jointly with her husband Alexander Roytman, and includes 2,000 shares of Common Stock, which may be acquired within 60 days pursuant to the exercise of options.

(12)	Includes 667 shares of Common Stock, which may be acquired within 60 days pursuant to the exercise of options.

(13)	Includes 10,000 shares held jointly with his wife Margery Stone.

(14)	Includes (i) 911,668 shares held of record by Inter Alia Holding Company, a financial and management consulting firm of which Mr. Philip M. Lynch, the Chairman of the Board of Directors and the Co-Chief Executive Officer of the Company, and Mr. G. Patrick Lynch, President and the Co-Chief Executive Officer of the Company are officers and directors, and (ii) options to purchase 9,666 shares which are held by officers and directors of the Company which are exercisable within 60 days.

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EXECUTIVE COMPENSATION AND OTHER BENEFITS

Summary of Cash and Certain Other Compensation Paid to Executive Officers

     The following table provides summary information concerning cash and non-cash compensation paid or accrued by the Company to or on behalf of the Company’s Co-Chief Executive Officers and the most highly compensated executive officers of the Company whose cash and non-cash salary and bonus exceeded $100,000 in the fiscal year ended August 31, 2001 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Securities Underlying Options (#)	All Other Compensation ($)(2)
Philip M. Lynch (4)	2001	$ 0	$ 0	0	0	(3)
Chairman of the Board and Co-Chief	2000	0	0	0	0	(3)
Executive Officer	1999	0	0	0	0	(3)

Donald A. Kubik (4)	2001	200,000	20,000	0	5,250
Vice Chairman	2000	200,000	0	0	5,000
	1999	200,000	0	8,000	4,667

G. Patrick Lynch (4)	2001	103,054	20,000	0	3,606	(3)
President and Co-Chief	2000	95,000	0	3,000	3,325	(3)
Executive Officer	1999	45,416	0	0	1,571	(3)

(1)	On November 17, 2000 the Board of Directors approved bonuses to be paid in fiscal year 2001 related for the services performed in the fiscal year 2000 for Mr. Kubik and G. Lynch in the amount of $20,000 each, for which an accrual was made in the fiscal year 2000.

(2)	Compensation hereunder consists of contributions to the 401(k) plans of the Named Executive Officers.

(3)	Does not include any commissions payable to Inter Alia Holding Company, an entity of which Mr. Philip Lynch and Mr. G. Patrick Lynch are officers and directors, under a certain Manufacturer’s Representative Agreement. See “Item 12 — Certain Relationships and Related Party Transactions.”

(4)	Denotes the individual as a member of the Executive Committee.

8

Option Grants and Exercises

     There were no options granted for the year ended August 31, 2001 as to individual grants of options to purchase shares of the Common Stock to any executive officers of the Company.

AGGREGATED OPTION EXERCISES IN FISCAL 2001 AND
FISCAL 2001 YEAR-END OPTION VALUES

			Number of Unexercised Options at August 31, 2001 (#)		Value of Unexercised In-the-Money Options at August 31, 2001 (1) ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Philip M. Lynch	0	0	1,334	2,666	0	0
Donald A. Kubik	2,667	1,334	0	2,667	0	0
G. Patrick Lynch	0	0	1,000	2,000	0	0

(1)	Value is calculated as the excess of the fair market value of the Common Stock on August 31, 2001 over the exercise price of the options. On August 31, 2001, the fair market value of the Common Stock was $5.00 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On October 1, 1976, the Company entered into a Manufacturer’s Representative Agreement with The Saxxon Organization, Incorporated (the “Agreement”). The Agreement has no expiration date and may be terminated by either party upon 60 days written notice. Effective January 9, 1980, the Agreement was assigned to Inter Alia Holding Company, a financial and management consulting firm of which Philip M. Lynch, the Chairman of the Board of Directors of the Company, is an officer and director. Under the Agreement, Inter Alia Holding Company (or the “Representative”) is entitled to commissions from the Company on the net proceeds of sales of the Company’s product generated by Inter Alia Holding Company. The Representative acts as an independent manufacturer’s representative of the Company. It has a non-exclusive worldwide right to offer for sale and solicit orders for the Company’s products in accordance with prices determined by the Company. The Representative is responsible for all of its own operating expenses with no entitlement for reimbursement from the Company for this activity. The Representative has not effected any sales within the United States. The Representative has developed sales outside the United States, which resulted in commissions of approximately $52,544, $42,590, and $45,484, for the fiscal years ended August 31, 2001, 2000 and 1999, respectively. In light of the Company’s own domestic sales effort and its distributor network within the United States, the Company does not anticipate the Representative developing any sales within the United States. Additionally, the Company’s expanding international joint venture program may also limit opportunities abroad for the Representative. Thus, the Company does not anticipate that the Representative will develop any significant sales volume for the Company in the future.

     On August 31, 1984, Inter Alia Holding Company purchased 119,083 shares of the Common Stock and paid therefore by signing a promissory note. The promissory note (the “Note”) had a face value of $125,375 and bore interest at 11% per year. The Note was originally due on December 31, 1992, subsequently adjusted to a demand note. The balance of the Note, including accrued interest of $132,826, amounted to $258,201 as of August 31, 2000 and was paid on the same day.

     The Company paid reimbursement for travel and related Company expenses of $249,000, $378,000, and $419,500 for the year ended August 31, 2001, 2000 and 1999, respectively, to Inter Alia Holding Company of which the Company’s Co-Chief Executive Officer and Chairman of the Board is an officer and director. Such reimbursements of travel and related expenses were not related to the functions of Inter Alia Holding Company as representative, but rather were paid in respect of the conduct of business for and on behalf of the Company. Mr. G. Patrick Lynch, President and Co-Chief Executive Officer of the Company is also an officer and director of Inter Alia Holding Company.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

     All of the members of the Audit Committee are independent for purposes of the American Stock Exchange listing requirements. The Audit Committee operates under written charter adopted by the Board of Directors.

     The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended August 31, 2001 with the Company’s management. The Audit Committee has discussed with Deloitte & Touche LLP, the Company’s independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed the independence of Deloitte & Touche LLP with that firm.

     Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended August 31, 2001 for filing with the SEC.

Audit Fees

     Audit fees billed by Deloitte & Touche LLP for services rendered in auditing the Company’s financial statements for fiscal 2001 and reviewing the financial statements included in the Company’s quarterly reports on Form 10-Q for fiscal year 2001 totaled $92,000.

Financial Information System Design and Implementation Fees

     Deloitte & Touche LLP did not bill the company for any financial information systems design and implementation services during fiscal year 2001.

All Other Fees

     Fees billed by Deloitte & Touche LLP for all other non-audit services, including tax-related services, provided during fiscal 2001 totaled $75,000.

SELECTION OF AUDITORS

     The Board of Directors has appointed Deloitte & Touche LLP, independent certified public accountants, as auditors of the Company for the fiscal year ending August 31, 2002. Such firm has acted as independent auditors of the Company since the fiscal year ended August 31, 1990. If the stockholders of the Company do not ratify the appointment of Deloitte & Touche LLP, another firm of independent auditors will be considered by the Board of Directors. Representatives of Deloitte & Touche LLP will be present at the meeting, will have an opportunity to make a statement if they so desire and will be available to respond to questions.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and executive officers and all persons who beneficially own more than 10% of the outstanding shares of the Company’s Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company’s Common Stock. Executive officers, directors and greater than 10% beneficial owners are also required to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended August 31, 2001, none of the directors, officers and beneficial owners of greater than 10% of the Company’s Common Stock failed to file on a timely basis the forms required by Section 16 of the Exchange Act.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Proposals of stockholders of the Company intended to be presented in the proxy materials relating to the next Annual Meeting must be received by the Company at its principal executive offices on or about September 12, 2002.

OTHER BUSINESS

     The Company knows of no business that will be presented for consideration at the Annual Meeting other than that described in this Proxy Statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by the Board will be voted in accordance with the judgment of the person or persons voting the proxies.

MISCELLANEOUS

     THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED AUGUST 31, 2001, TO EACH PERSON WHO WAS A STOCKHOLDER OF THE COMPANY AS OF DECEMBER 18, 2001, UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH AN ANNUAL REPORT. SUCH REQUEST SHOULD BE SENT TO: NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION, 6680 N. HIGHWAY 49, LINO LAKES, MINNESOTA 55014; ATTN: STOCKHOLDER INFORMATION.

By Order of the Board of Directors /s/ Philip M. Lynch Philip M. Lynch Chairman and Co-Chief Executive Officer

December 1, 2001 Lino Lakes, Minnesota 11

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS
February 15, 2002

The undersigned having duly received the Notice of Annual Meeting of Stockholders and Proxy Statement, hereby appoints Philip M. Lynch and Donald A. Kubik, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Northern Technologies International Corporation that the undersigned is entitled to vote at The Annual Meeting of Stockholders of Northern Technologies International Corporation, a Delaware corporation (the “Company”), to be held at Northern Technologies International Corporation Headquarters, 6680 North Highway 49, Lino Lakes, Minnesota 55014, beginning at 11:00 a.m., local time, on Friday, February 15, 2002, for the purposes stated on the reverse side, and any adjournment or postponement thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS, FOR THE REAPPOINTMENT OF DELOITTE & TOUCHE AS THE COMPANY’S INDEPENDENT AUDITORS AND IN THE DISCRETION OF THE PROXY HOLDER ON OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION 6680 N. HIGHWAY 49 LINO LAKES, MINNESOTA 55014	VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Northern Technologies International Corporation, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	NRTNT1	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSALS 1 AND 2.

Vote On Directors	For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
1.	PROPOSAL TO ELECT DIRECTOR:
01) Ursula Kiel-Dixon
02) Aradhna Krishna
03) Donald A. Kubik
04) Richard G. Lareau
05) Philip M. Lynch
06) Haruhiko Rikuta
07) Mark Stone
08) Stephan Taylor
09) Milan R. Vukcevich
10) Mehmet A. Gencer	O	O	O	________________________

Vote On Proposals	For	Against	Abstain

2.	PROPOSAL TO APPROVE THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING AUGUST 31, 2002.	O	O	O

3.	To transact such other business as may properly come before the meeting.

PLEASE SIGN exactly as the name appears on this card. When shares are held by joint tenants, both should sign. When siging as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

_____________________________________ Signature [PLEASE SIGN WITHIN BOX]	____ Date	______________________ Signature (Joint Owners)	____ Date